Exhibit 99.2


                       SECRETARY TREASURER'S CERTIFICATION

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report (the "Report") on the Form 10-QSB of Standard Capital Corporation (the "Company") for the six months ended February 28, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Mary Anne Thachuk, Secretary Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: July 8, 2003
                                            /s/  "Mary  Anne  Thachuk"
                                              --------------------------
                                                Mary  Anne  Thachuk
                                                Secretary  Treasurer